REVOCABLE PROXY

                       HOME CITY FINANCIAL CORPORATION

                  THIS PROXY IS SOLICITED ON BEHALF OF THE
            BOARD OF DIRECTORS OF HOME CITY FINANCIAL CORPORATION

     The undersigned shareholder of Home City Financial Corporation ("HCFC") hereby constitutes and appoints Gary E. Brown and Jo Ann Holdeman, or either one of them, the Proxy or Proxies of the undersigned, with full power of substitution and resubstitution, to vote at the Annual Meeting of Shareholders of HCFC to be held at The Springfield Inn, 100 S. Fountain Avenue, Springfield, Ohio, on October 20, 1997, at 3:00 p.m., local time (the "Annual Meeting"), all of the shares of HCFC that the undersigned is entitled to vote at the Annual Meeting, or at any adjournment thereof, on each of the following proposals, all of which are described in the accompanying Proxy Statement:


1.   The election of five directors:

               FOR all nominees                       WITHHOLD authority to
     _____     listed below                 _____     vote for all nominees
               (except as marked to the               listed below:
                 contrary below):

                                John D. Conroy
                                P. Clark Engelmeier
                                James Foreman
                                Terry A. Hoppes
                                Douglas L. Ulery


(INSTRUCTIONS: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below).

__________________________________________________________________________

2. The approval of the Home City Financial Corporation 1997 Stock Option and Incentive Plan.

          _____     FOR       _____     AGAINST        _____     ABSTAIN

3. The approval of the Home City Financial Corporation Recognition and Retention Plan and Trust Agreement.

          _____     FOR       _____     AGAINST        _____     ABSTAIN

4. The ratification of the selection of Robb, Dixon, Francis, Davis, Oneson & Company, certified public accountants, as the auditors of HCFC for the current fiscal year.

          _____     FOR       _____     AGAINST        _____     ABSTAIN

5. In their discretion, upon such other business as may properly come before the Annual Meeting or any adjournments thereof.




Important: Please sign and date this proxy on the reverse side.

     This Revocable Proxy will be voted as directed by the undersigned member. If no direction is given, this Revocable Proxy will be voted FOR proposals 1, 2, 3 and 4.

     All Proxies previously given by the undersigned are hereby revoked. Receipt of the Notice of Annual Meeting of Shareholders of HCFC and of the accompanying Proxy Statement is hereby acknowledged.


NOTE: Please sign your name exactly as it appears on this Proxy. Joint accounts require only one signature. If you are signing this Proxy as an attorney, administrator, agent, corporation, officer, executor, trustee or guardian, etc., please add your full title to your signature.


_______________________________       __________________________________
Signature                             Signature

_______________________________       __________________________________
Print or Type Name                    Print or Type Name

_______________________________       __________________________________
Date                                  Date


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF HCFC. PLEASE DATE, SIGN AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED FOR MAILING IN THE U.S.A.


IMPORTANT: IF YOU RECEIVE MORE THAN ONE CARD, PLEASE SIGN AND RETURN ALL CARDS IN THE ACCOMPANYING ENVELOPE.